Park National Corporation

PARK NATIONAL CORPORATION

Safe Harbor Statement

This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance and the plans, expectations, projections, and benefits of the recently completed merger (the "Merger") of Park National Corporation ("Park") and First Citizens Bancshares, Inc. ("First Citizens"). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our subsequent filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; (32) risks related to the completed acquisition of First Citizens, including the possibility that anticipated benefits are not realized as expected, difficulties integrating the two companies, and potential adverse reactions to customer, business, or employee relationships; and (33) other risk factors related to the banking industry.

Disclaimer

Non-GAAP Financial Measures

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the U.S. ("GAAP").

Management believes that the disclosure of these "non-GAAP" financial measures presents additional information which, when read in conjunction with Park's consolidated financial statements prepared in accordance with GAAP, assists in analyzing Park's operating performance, ensures comparability of operating performance from period to period, and facilitates comparisons with the performance of Park's peer financial holding companies, while eliminating certain non-operational effects of acquisitions. Additionally, Park believes this financial information is utilized by regulators and market analysts to evaluate a company's financial condition, and therefore, such information is useful to investors. The non-GAAP financial measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation from the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this presentation is provided on pages 32-34 of this presentation.

Snapshot

• **As of June 30, 2026, Park National Corporation (NYSE American: PRK) was a $12.7 billion asset financial holding company headquartered in Newark, OH, conducting banking operations through its wholly-owned subsidiary, The Park National Bank.**

• **On February 1, 2026, Park closed the previously announced deal to acquire First Citizens Bancshares, Inc., the parent company of First Citizens National Bank, a Tennessee headquartered bank with $2.6 billion in assets.**

• **Long-tenured management team helps sustain unique culture.** Our senior leaders have been with Park for an average of 20 years.

• **Consistently in the top quartile of profitability.** For the six months ended June 30, 2026, Park generated an adjusted[2] 1.89% return on average assets[1] and an adjusted[2] 16.86% return on average tangible common equity[1].

• **High-quality funding base.** 29% of Park's total deposits are non-interest bearing. PRK's low-cost, core deposit funding profile supports durable net interest margin and extended trend of stable operating results.

• **Diversified revenue sources.** For the six months ended June 30, 2026, over 21% of Park's revenues come from non-interest income.

• **Historically strong credit quality.** Park's net charge-offs have historically been and are currently well below peer levels.

• **Strong capital base.** Park has a 13.7% CET1 ratio (600+ bps above the minimum regulatory requirement).

(1) See "Reconciliation of Non-GAAP Financial Measures" shown on pages 32 and 33.

(2) Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park's results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34.

Note: Financial data as of June 30, 2026 unless otherwise noted; Source: S&P Global Market Intelligence.

Overview of Park National Corporation

Overview of Park National Corporation

Company Overview

- The Park National Bank, is headquartered in Newark, Ohio and was founded in 1908.
- $12.7 billion total assets and $10.1 billion assets under management[(1)] at June 30, 2026.
- Park common shares are publicly traded under the symbol "PRK" on NYSE American.
- Diversified revenue base with approximately 21.7% non-interest income to operating revenue[(5)] ratio for the six months ended June 30, 2026.
- Diversified loan portfolio funded with customer deposits.
- Historical net charge-offs well below Proxy Peer Group average.
- Low-cost funding profile supports durable net interest margin and extended trend of stable operating results.
- Park had $10.7 billion in total deposits at June 30, 2026; 29% of those were non-interest bearing.



	At or Year to Date		
$ in millions	12/31/2024	12/31/2025	6/30/2026
Total Assets	$ 9,805	$ 9,805	$ 12,677
Total Loans (Gross)	7,817	8,051	9,731
Total Deposits	8,144	8,244	10,670
Total Shareholders' Equity	1,244	1,353	1,727
Total Equity / Total Assets	12.69%	13.80%	13.62%
TE / TA (2) (5)	11.21%	12.35%	11.52%
ACL / Loans (5)	1.13%	1.15%	1.14%
NPAs / Total Assets (3) (5)	0.70%	0.69%	0.80%
Net Interest Margin (4) (7) (8)	4.41%	4.75%	4.74%
ROAA (5) (7) (8)	1.53%	1.78%	1.89%
Return on Average Equity (7) (8)	12.65%	13.80%	14.06%
ROATE (2) (5) (6) (7) (8)	14.65%	15.76%	16.86%

(1) Market value of assets under management.
(2) See "Reconciliation of Non-GAAP Financial Measures" shown on pages 32 and 33.
(3) NPAs exclude loans 90+ days past due.
(4) Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate.
(5) Definitions: TE – Tangible Shareholder's Equity; TA – Tangible Assets; ACL – Allowance for Credit Losses; NPA – Non-Performing Assets, ROAA – Return on Average Assets; ROATE – Return on Average Tangible Shareholder's Equity; Operating Revenue = Non-Interest Income + Net Interest Income
(6) For the purpose of calculating the return on average tangible equity, a non-U.S. GAAP financial measure, net income for each period is divided by average tangible equity during the period.
(7) Ratios presented YTD through June 30, 2026 are shown on an annualized basis.
(8) Only 06/30/2026 is adjusted above. Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park's results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34.

Note: Financial data as of June 30, 2026 unless otherwise noted; Source: S&P Global Market Intelligence.

Attractive Geographic Footprint


Ohio
Kentucky
Tennessee
North Carolina
South Carolina

Overview

- Distinct operating regions provide for attractive mix of customers and demographic opportunities.
- Park entered several new geographic markets in the last 6-7 years via acquisitions and de novo branch openings.
  - These new markets have strong population growth and low rates of unemployment(3).
  - Combined with Park's strong deposit franchise, these expansion markets present a promising opportunity for customer and revenue growth.

Region	Deposits	Trust AUM(1)	Full-Time(2) Employees	Counties Served	Offices
Western Ohio	$1.66B	$1.69B	156	6	20
Northern Ohio	$1.92B	$1.62B	194	7	22
Metro	$1.14B	$1.40B	197	6	13
Central Ohio	$2.07B	$3.96B	179	4	15
Eastern Ohio	$963M	$1.05B	88	4	9
Carolina	$678M	$59.0M	76	6	7
Tennessee	$2.11B	$284M	149	11	27

June 2026 Unemployment Rate (%)(3)


3.2%
3.6%
3.9%
3.3%
5.2%
3.2%
4.2%
ASHEVILLE, NC
CHARLOTTE, NC
CINCINNATI, OH
COLUMBUS, OH
LOUISVILLE, KY
NASHVILLE, TN
USA

(1) Market value of assets under management.
(2) Full-time employees do not include 927 full-time employees at Park's operational support centers.
(3) Source: Bureau of Labor Statistics; National unemployment data as of June 30, 2026.
Note: Financial data as of June 30, 2026 unless otherwise noted.

Community Bank Regions

- Strong history of operating in Park's regional bank model.
- Regional leadership team averages approximately 31 years of banking experience and 23 years of leadership tenure with Park.

Name	Position	Age	Years with PNB (1)	Years in Industry
Jeff D. Agee	CEO - Tennessee Region and PRK Board Member	65	43	43
John A. Brown	Market President - Central Ohio Region & Chief Retail Banking Officer	57	35	35
James T. (Tim) Camp	Market President - Carolina Region	59	19	36
Bryant W. Fox	Market President - Cincinnati	38	13	13
Chris R. Hiner	Market President - Northern Ohio Region & Chief Retail Lending Officer	43	20	20
W. Andrew Holden	Market President - Louisville	51	8	30
Tim J. Ignasher	Market President - Charlotte	65	9	35
Patrick L. Nash	Market President - Eastern Ohio Region	61	39	39
Patrick K. Rastatter	Market President - Western Ohio Region	48	21	21
Brady E. Waltz	Market President - Columbus & Chief Commercial Banking Officer	54	19	33

(1) Years with PNB includes years served at an acquired bank.

Park M&A Strategy

Two-prong strategy guidelines:

1. **Traditional M&A**
    - Strong franchise, good reputation and asset quality
    - Competitive market share
    - Continuity of management and leadership
    - Traditional community bank structure
    - Sticky, low-cost core deposits
    - Disciplined approach to pricing and credit diligence
2. **Metro Strategy**
    - Certain attractive markets in the Midwest, Southeast, and Mid-Atlantic regions
    - De novo branching – mirror successful Columbus, Ohio and Louisville, Kentucky de novo offices
    - Partner with banks that have the following characteristics:
        - Consistent loan growth
        - Acceptable asset quality
        - Existing trust and wealth management business, or the potential to grow the business in those areas
        - Commercial focus with potential to grow consumer
        - Proven leadership team



- **What We Seek:** Opportunities that align with our Traditional M&A and Metro Strategy expansion guidelines.
- **Crossing $10B Assets:** PRK has been preparing to cross $10 billion in assets for over 5 years. The acquisition of First Citizens cemented PRK's asset size at over $10 billion.
- **Market Expansion:** Expansion to Louisville, KY and acquisitions in Charlotte, Asheville, NC, and upstate SC (Spartanburg, Greenville), and more recently in Tennessee reflect Park's consistent strategy of market extension into attractive new markets with strong local leadership.

Financial Summary

2026 Second Quarter Highlights

Park Performance Summary

- Park's Consolidated Capital Ratios at June 30, 2026:
  - Total Shareholders' Equity to Total Assets of 13.62%
  - Tangible Common Equity to Tangible Assets of 11.52%(1)
  - Leverage Ratio of 11.71%
  - Total Risk-Based Capital Ratio of 14.92%
- Book value per common share grew to $95.58 at June 30, 2026 from $93.93 at March 31, 2026.
- Tangible book value per common share(1) grew to $78.92 at June 30, 2026 from $77.21 at March 31, 2026.
- Adjusted(2) net income was reported at $61.8 million for Q2 2026 compared to $53.5 million for Q1 2026.
- Adjusted(2) net interest margin was reported at 4.73% at June 30, 2026 compared to 4.76% at March 31, 2026, quarter to date.
- Adjusted(2) pre-tax, pre-provision income ("PTPP")(1) was reported at $81.3 million for Q2 2026 compared to $69.3 million for Q1 2026.
- Provision for credit losses of $4.6 million for Q2 2026 compared to $2.7 million for Q1 2026.
- Loans grew to $9.73 billion at June 30, 2026 from $9.67 billion at March 31, 2026.
- ACL / Loans was reported at 1.14% at June 30, 2026 and 1.12% at March 31, 2026.

(1) See "Reconciliation of Non-GAAP Financial Measures" shown on pages 32 and 33.
(2) Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park's results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34.

Strong Balance Sheet

Total Assets

(Dollars in millions)



$9,855
$9,837
$9,805
$9,805
$12,677
2022Y
2023Y
2024Y
2025Y
2026Q2

Total Loans (excluding PPP) (1)

(Dollars in millions)



$7,138
$7,474
$7,816
$8,051
$9,731
2022Y
2023Y
2024Y
2025Y
2026Q2

Total Deposits (includes off balance sheet) (2)

(Dollars in millions)



$8,431
$8,044
$8,259
$8,349
$10,670
2022Y
2023Y
2024Y
2025Y
2026Q2

Total Shareholders' Equity

(Dollars in millions)



$1,069
$1,145
$1,244
$1,353
$1,727
2022Y
2023Y
2024Y
2025Y
2026Q2

(1) Excludes PPP loans of $0.2MM, $0.2MM, $1MM, $2MM and $4MM at end of 2026Q2, 2025Y, 2024Y, 2023Y and 2022Y, respectively.
(2) Includes off balance sheet deposits of $0MM, $105MM, $115MM, $1MM and $196MM at end of 2026Q2, 2025Y, 2024Y, 2023Y, and 2022Y, respectively.

Strong Earnings – Adjusted 2026YTD(3)

Net Income, ROAA & ROATE(1)(3)

(Dollars in millions)



Net Income
ROAA
ROATE
16.3%
13.6%
14.7%
15.8%
16.9%
$148.4
$126.7
$151.4
$180.1
$115.3
1.5%
1.3%
1.5%
1.8%
1.9%
2022Y
2023Y
2024Y
2025Y
2026YTD

Pre-Tax, Pre-Provision Income / Avg. Assets(1)(3)

(Dollars in millions)



PPNR
PPNR/Avg. Assets
1.84%
1.57%
2.01%
2.30%
2.47%
$185.0
$156.5
$199.3
$232.8
$150.6
2022Y
2023Y
2024Y
2025Y
2026YTD

Non-Interest Income / Operating Revenue (2)(3)

(Dollars in millions)



Net Interest Income
Non-Interest Income
Non-Interest Income / Op. Rev.
28.1%
19.9%
23.5%
21.5%
21.6%
$347.1
$373.1
$398.0
$437.3
$261.3
$135.9
$92.6
$122.6
$119.9
$71.9
2022Y
2023Y
2024Y
2025Y
2026YTD

Efficiency Ratio & Non-Int. Exp. / Avg. Assets(1)(3)



Efficiency Ratio
Non-Int. Exp. / Avg. Assets
2.97%
3.11%
3.25%
3.21%
2.99%
61.2%
65.9%
61.4%
57.9%
54.5%
2022Y
2023Y
2024Y
2025Y
2026YTD

(1) See Reconciliation of Non-GAAP Financial Measures shown on pages 32 and 33.
(2) The decrease of non-interest income for 2023 includes a loss on sale of debt securities of $7.9MM.
(3) Only 2026YTD is adjusted above. Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park's results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34.

Note: Financial data as of June 30, 2026 unless otherwise noted.

Note: Ratios are annualized for 2026

Stable Net Interest Margin

Asset Yields, Liability Costs, and Net Interest Margin(1)(2)



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
-
FY2022
FY2023
FY2024
FY2025
2026 YTD
4.14%
5.18%
5.78%
5.90%
5.93%
3.80%
4.11%
4.41%
4.75%
4.80%
0.54%
1.67%
2.08%
1.77%
1.67%
0.39%
1.52%
1.97%
1.71%
1.66%
0.25%
1.01%
1.36%
1.18%
1.18%
Interest Earning Asset Yield (%)
Net Interest Margin (%)
Interest Bearing Liability Cost (%)
All Deposit Cost (%)
Interest Bearing Deposit Cost (%)

(1) Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. See "Reconciliation of Non-GAAP Financial Measures" shown on pages 32 and 33.
(2) 2026 is presented as annualized.

Diverse Fee Income

Overview

- The business lines responsible for generating the majority of fee income are wealth management, mortgage banking, and retail banking (interchange fees).
- Diversified revenue base with approximately 21.7% non-interest income to operating revenue ratio for the six months ended June 30, 2026.
- Anchored by wealth management business line, that had aggregate assets under management of $10.1 billion[1] at June 30, 2026.

Non-Interest Income / Operating Revenue



(Dollars in millions)
Net Interest Income
Non-Interest Income(2)
Non-Interest Income / Op. Rev.
28.1%
19.9%
23.5%
21.5%
21.7%
$347.1
$373.1
$398.0
$437.3
$264.6
$135.9
$92.6
$122.6
$119.9
$73.3
2022Y
2023Y
2024Y
2025Y
2026YTD

Sources of Non-Interest Income (YTD)



Other Fee Income 19%
BOLI 5%
Fiduciary Activities 35%
Interchange Income 20%
Other Service Income 11%
Service Charges 10%

(1) Market value of assets under management.
(2) Fluctuations in 2022 included $12.0MM of OREO valuation markups and $5.6MM of OREO gains related to Vision Bank. 2023 included a loss on sale of debt securities of $7.9MM. 2024 included a pension settlement gain of $6.1MM and a 19.8% increase from wealth management compared to the prior year.

Note: Financial data as of June 30, 2026 unless otherwise noted.

Disciplined Approach to Managing Operating Expenses

Efficiency Ratio(1) & Non-interest Expense



(Dollars in millions)
Non-interest Expense
Efficiency Ratio
61.2%
65.9%
61.4%
57.9%
54.5%
$298.0
$309.2
$321.3
$324.4
$206.1
2022
2023
2024
2025
2026YTD

Non-interest Expense Composition (YTD)



Other Non-interest Expense 11%
Professional Fees 12%
Data Processing 14%
FF&E 3%
Occupancy 4%
Salaries & Benefits 56%

- Significant investment in people, processes, and technology over the last five years to prepare for crossing $10 billion.
- Well positioned for growth.
- Engaged Promontory to help with a framework for investments in Enterprise Risk Management, Compliance and Operating efficiency.
- Includes investments in digital, data science and customer experience to position the organization for growth.

(1) Only 2026YTD Efficiency Ratio is adjusted above. Adjusted figures contain non-U.S. GAAP (generally accepted accounting principles in the United States or "U.S. GAAP") financial measures where management believes them to be helpful in understanding Park's results of operations or financial position. Where non-U.S. GAAP financial measures are used, the comparable U.S. GAAP financial measures, can be found on slide 34.

Note: Financial data as of June 30, 2026 unless otherwise noted.

High Quality Capital Structure

Regulatory Capital at June 30, 2026
(Dollars in millions)



Common Equity Tier 1
$1,449.9
Trust Preferred $15.0
ACL $111.5
Tier 1 Capital
Allowance for Credit Losses

Note: Financial data as of June 30, 2026 unless otherwise noted.

Robust Capital Ratios



Tier 1 Leverage Ratio
9.9%
10.7%
11.5%
12.1%
11.7%
(1)
4.0%
2022Q4
2023 Q4
2024 Q4
2025 Q4
2026 Q2



Common Equity Tier 1 Ratio
12.6%
12.8%
13.3%
14.0%
13.7%
7.0%(1)
2022Q4
2023 Q4
2024 Q4
2025 Q4
2026 Q2



Tier 1 Risk-based Capital Ratio
12.8%
13.0%
13.5%
14.0%
13.9%
8.5%(1)
2022Q4
2023 Q4
2024 Q4
2025 Q4
2026 Q2



Total Risk-based Capital Ratio (3)
16.1%
16.2%
16.6%
15.1%
14.9%
10.5%(1)
2022Q4
2023 Q4
2024 Q4
2025 Q4
2026 Q2

Peer Median Data[(2)]

Regulatory Minimums[(1)]

(1) Adequately capitalized thresholds plus capital conservation buffer of 2.5%.
(2) Regional Peer Group was used, as defined in the 2026 proxy. PRK's 2026 Q2 data above is compared to peer median data as of 2026 Q1.
(3) The decline in Total Risk-based Capital in 2025 was due to the payoff of $175MM of subordinated debt and $15MM of trust preferred securities.
Note: All ratios presented are as of the end of the period.
Note: Financial data as of June 30, 2026 unless otherwise noted.

High-Quality and Diversified Loan Portfolio



Leases
0%
Commercial, Financial, and Agricultural
14%
Consumer
19%
Commercial Real Estate
32%
Residential Real Estate
29%
Construction Real Estate
6%

Total Loan Portfolio: $9.73B
QTD Yield on Loans: 6.42%

- Park has a well-secured loan portfolio with geographic and asset class diversity.
- Out-of-market portfolio is largely limited to specialty lending, which has conservative underwriting and is subject to intensive loan monitoring.
- Included in commercial, financial, and agricultural loans were loans originated through two specialty business lines:
  - $334.7 million in loans originated through Scope Leasing, Inc.
  - $273.6 million in structured finance loans.
- 3% of total loans were agriculture related[1].
- 34% of commercial real estate loans were owner-occupied.

(1) Agriculture related loans include farm loans and agricultural production loans.
Note: Financial data as of June 30, 2026 unless otherwise noted.

Healthy Allowance Levels Safeguard Shareholders' Equity

Overview

- Allowance for credit losses was 1.14% of total loans as of June 30, 2026.
- Conservative classification of commercial loans and prudent identification of problem credits.

$ in thousands	Net Charge-Off as % of Total Loans	Net Charge-Off
2026 YTD	0.11%	$ 5,107
FY 2025	0.08%	6,481
FY 2024	0.14%	10,322
FY 2023	0.07%	4,921
FY 2022	0.03%	2,375

Allowance / Total Loans



(Dollars in millions)
1.20%
1.12%
1.13%
1.15%
1.14%
$7,142
$7,476
$7,817
$8,051
$9,731
2022 Q4
2023 Q4
2024 Q4
2025 Q4
2026 Q2
Total Loans
ACL / Loans

Provision / Net Charge-Offs



1.9x
0.6x
1.4x
1.8x
1.4x
FY 2022
FY 2023
FY 2024
FY 2025
2026 YTD

Stable Asset Quality

Overview

- Conservative underwriting and strong asset quality.
- Of the $81.2 million in nonaccrual loans, $61.9 million, or about 76.2%, were current with contractual payments at June 30, 2026.



NPAs / Total Assets (1)
0.82%
0.62%
0.70%
0.69%
0.80%
2022Q4
2023Q4
2024Q4
2025Q4
2026Q2



Classified Loans(2) / Tier 1 Capital + ACL
7.27%
4.25%
4.61%
3.77%
5.16%
2022Q4
2023Q4
2024Q4
2025Q4
2026Q2

(1) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due.
(2) Classified loans are defined as those rated substandard or individually evaluated - nonaccrual, excluding accruing purchase credit deteriorated (PCD) loans associated with the acquisitions of NewDominion Bank and CAB Financial Corporation.

Stable, Low-Cost Core Deposits



Brokered/BID Deposits 0%
CDs 13%
Non-interest Bearing 29%
Savings 29%
Transaction 29%

- With minimal reliance on costly time deposits and a relatively high level of non-interest bearing deposits, Park has cultivated a loyal and low-cost source of funds.
- Non-interest bearing deposits represented 29% of total deposits.
- Public funds made up $1.8 billion, or approximately 17%, of total deposits.
- Uninsured deposits totaled approximately $2.3 billion, or 21.5% of total deposits. This $2.3 billion included $699 million of deposits which were over $250,000, but were fully collateralized by Park's investment securities portfolio.

Total Deposits: $10.8 billion
QTD Cost of Interest Bearing Deposits: 1.71%
QTD Cost of Total Deposits: 1.21%
Non-CD/Brokered Deposits over Total Deposits: 87%

Note: Financial data as of June 30, 2026 unless otherwise noted.

High Quality Securities Portfolio



Collateralized Loan Obligations 2%
Corporate Debt Securities 2%
Obligations of U.S. Government sponsored entities 8%
States & Political Subdivisions 23%
Agency Mortgage-Backed Securities 65%

QTD Yield on Securities: 3.53%
Total Debt Securities: $1.26 billion

- Park's investment securities portfolio is highly rated[1]:
  - 74.4% are AAA rated or Agency Backed
  - 24.1% are AA+, AA, AA-, or A- rated
  - 1.5% are BBB, BBB-, or Not Rated
- All mortgage-backed securities and collateralized mortgage obligations are U.S. government agency issued, and are primarily collateralized by 15-year residential mortgage loans.
- All state and political subdivision securities are investment grade rated, many with credit enhancements.
- The expected weighted average life of Park's investment securities portfolio was 5.47 years at June 30, 2026.
- $407.9 million of the securities portfolio is unpledged.
- Park had a net unrealized loss on securities of $46.2 million, or 3.5% of the portfolio at June 30, 2026.
- Park did not hold any held-to-maturity securities at June 30, 2026.

(1) Securities portfolio ratings as of June 30, 2026.
Note: Financial data as of June 30, 2026 unless otherwise noted

Appendix

Senior Management



Matthew R. Miller – CEO and President – Age: 48 (17 years with Park)

- CEO of Park and Park National Bank since January 2026.
- President of Park and Park National Bank since May 2019.
- Executive Vice President of Park and Park National Bank from April 2017 through April 2019.
- Chief Accounting Officer of Park and Park National Bank from December 2012 through March 2017.
- Vice President of Accounting at Park National Bank from March 2009 through December 2012.
- Prior to joining Park, worked for eight years at Deloitte LLP, primarily serving clients in the financial services industry.
- Earned a B.A. in accounting, graduating summa cum laude, from University of Akron.



David L. Trautman – Chairman of the Board – Age: 65 (43 years with Park)

- Chairman of the Board since May 2019.
- CEO from January 2014 of Park and Park National Bank until December 2025.
- President of Park and Park National Bank from January 2005 through April 2019.
- President of First-Knox National Bank, a division of Park National Bank, from 1997 through 2002, and its Chairman of the Board from 2001 to 2006.
- Holds an MBA with honors from The Ohio State University.
- Earned an A.B. from Duke University and joined Park immediately following graduation.

Senior Management (continued)



Brady T. Burt – Chief Financial Officer – Age: 54 (19 years with Park)

- Chief Financial Officer of Park and Park National Bank since December 2012.
- Chief Accounting Officer of Park and Park National Bank from April 2007 to December 2012.
- Worked at Vail Banks, Inc. in various capacities from 2002 to 2006, including as CFO.
- Earned a B.S. in accounting from Miami University.
- Member of Board of Directors of Federal Home Loan Bank of Cincinnati, serving on each of the Audit Committee and the Risk Committee.

Experienced Management Team

- Park National Bank's management team consists of leaders with deep market knowledge.
- The management team averages 26 years of banking experience.
- The average team tenure with Park National Bank is approximately 18 years.

Name	Position	Age	Years with PNB	Years in Industry
Todd M. Bogdan	Chief Operations Officer	58	9	37
Adrienne M. Brokaw	Chief Auditor	58	13	27
Bryan M. Campolo	Chief Credit Officer	42	19	19
Thomas M. Cummiskey	Chief Wealth & Trust Officer	56	26	28
Malory Dcosta	Chief Information Officer	53	4	23
Mark H. Miller	Corporate Services Director	44	9	9
Laura F. Tussing	Chief Banking Officer	45	21	21
Jeffrey A. Wilson	Chief Risk Officer	59	21	29

Installment Lending Portfolio

Installment Loan Portfolio by Credit Tier


0.42%
0.33%
4.47%
15.04%
26.59%
53.14%
Premier (FICO 780+
A+ (FICO 740 - 779)
A (FICO 710 - 739)
B (FICO 680 - 709)
C (FICO 641 - 679)
D (FICO < 640)

- Park National Bank's installment portfolio includes $1.7B of indirect loans and $190MM of direct loans. Of which, $3.4MM is nonaccrual or 90+ days delinquent and the portfolio has experienced $3.6MM in net charge-offs during 2026.
- Balances have nearly doubled since first exceeding $1B in 2017.
- Weighted average FICO credit score of the portfolio is over 782.

Installment Loan Balances by Origination Year/Credit Tier


600,000,000
500,000,000
400,000,000
300,000,000
200,000,000
100,000,000
-
($ in 000s)

	Pre-2020	2020	2021	2022	2023	2024	2025	2026
Premier (FICO 780+)	14,360,693	27,852,769	48,597,925	117,306,606	118,133,642	178,349,069	267,117,778	223,668,598
A+ (FICO 740 - 779)	11,199,058	12,692,443	25,395,601	59,462,911	67,234,636	97,978,807	132,330,665	91,728,723
A (FICO 710 - 739)	7,345,344	7,105,389	13,288,707	31,975,762	41,393,417	54,271,895	74,075,186	52,277,409
B (FICO 680 - 709)	2,705,770	1,152,951	3,166,168	7,495,464	12,110,650	18,904,610	21,228,861	17,043,895
C or D (FICO < 680)	951,602	98,050	426,201	914,430	2,288,165	3,480,194	3,902,687	2,040,491

Note: Financial data as of June 30, 2026

Note: Data above does not include the $18.3MM of installment loans of First Citizens National Bank, acquired 2/1/2026.

Installment Lending Portfolio (continued)


Installment Loan Balances by Origination Year/Collateral Type
600,000,000
500,000,000
400,000,000
300,000,000
200,000,000
100,000,000
-
($ in 000s)

	Pre-2020	2020	2021	2022	2023	2024	2025	2026	Total
All Other	3,791,826	1,059,316	1,543,529	1,677,936	4,215,721	9,165,882	13,853,947	10,159,762	45,467,919
Watercraft	7,505,207	8,050,357	8,917,656	14,371,479	12,319,241	13,506,956	13,166,586	9,496,287	87,333,771
RVs	24,931,004	32,984,616	49,593,172	86,013,235	60,593,058	56,176,676	57,181,057	27,360,983	394,833,801
Auto	334,429	6,807,314	30,820,244	115,092,524	164,032,490	274,135,063	414,453,585	339,742,084	1,345,417,732
Total	36,562,467	48,901,602	90,874,602	217,155,174	241,160,510	352,984,577	498,655,176	386,759,116	1,873,053,223

Note: Financial data as of June 30, 2026
Note: Data above does not include the $18.3MM of installment loans of First Citizens National Bank, acquired 2/1/2026.

Specialty Lending

- Park has successfully operated in the specialty finance area for many years, specifically focusing on turbo-prop and light jets and structured finance lending to non-bank consumer finance companies. Net charge-offs in specialty lending have not materially impacted Park's overall net charge-off rates over the last 10 years.
- Park acquired Scope Leasing, Inc. in the mid-1990's. Scope follows the same conservative underwriting posture as the commercial loan portfolio. Its lending team has years of industry experience and maintains a narrow focus as to acceptable aircraft underlying loans. Scope had loans of $334.7 million, or 3.44% of total loans, outstanding as of June 30, 2026. Scope offers aircraft loans from $200,000 to $5 million to individuals, small businesses, and major corporations across the country.
- Park entered the structured finance lending business in 2008. It features a traditional asset-based lending line of business with daily cash collections, periodic customer audits, and an attractive risk/reward dynamic. The structured finance loans consist of loans to non-bank consumer finance companies throughout the nation. These asset-based loans are collateralized by cash flows from individuals, typically from auto loans financed by the non-bank consumer finance company. These loans have conservative underwriting and are subject to intensive loan monitoring. Structured finance loans represented $273.6 million, or 2.81% of total loans, outstanding as of June 30, 2026.



Structured Finance
2.81%
Scope Aircraft
Finance
3.44%
All Other
Loans
93.75%

Note: Financial data as of June 30, 2026 unless otherwise noted.

Insured Deposits Trend


90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
82.1%
5.1%
12.8%
81.9%
4.8%
13.3%
81.5%
4.6%
13.8%
78.4%
6.7%
14.9%
78.5%
6.6%
14.9%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Insured
Collateralized
Exposed

Note: Financial data as of June 30, 2026 unless otherwise noted.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Average Shareholders' Equity to Average Tangible Equity

	For the Twelve Months Ended				For the Three Months Ended					For the Six Months Ended
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026	6/30/2026
Average Shareholders' Equity	$ 1,076,879	$ 1,097,143	$ 1,197,120	$ 1,305,225	$ 1,290,041	$ 1,318,277	$ 1,341,399	$ 1,585,084	$ 1,721,078	$ 1,653,457
Less: Average Goodwill and Other Intangible Assets	166,337	164,960	163,669	162,536	162,664	162,400	162,152	247,015	301,545	274,431
Average Tangible Equity	**$ 910,542**	**$ 932,183**	**$ 1,033,451**	**$ 1,142,689**	**$ 1,127,377**	**$ 1,155,877**	**$ 1,179,247**	**$ 1,338,069**	**$ 1,419,533**	**$ 1,379,026**

Reconciliation of Total Shareholders' Equity to Tangible Equity

	As of				As of				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Total Shareholders' Equity	$ 1,069,226	$ 1,145,293	$ 1,243,848	$ 1,352,793	$ 1,294,480	$ 1,331,821	$ 1,352,793	$ 1,699,759	$ 1,726,576
Less: Goodwill and Other Intangible Assets	165,570	164,247	163,032	161,990	162,485	162,237	161,990	302,565	300,986
Tangible Equity	**$ 903,656**	**$ 981,046**	**$ 1,080,816**	**$ 1,190,803**	**$ 1,131,995**	**$ 1,169,584**	**$ 1,190,803**	**$ 1,397,194**	**$ 1,425,590**

Reconciliation of Total Assets to Tangible Assets

	As of				As of				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Total Assets	$ 9,854,993	$ 9,836,453	$ 9,805,350	$ 9,805,013	$ 9,949,578	$ 9,862,068	$ 9,805,013	$ 12,983,967	$ 12,677,010
Less: Goodwill and Other Intangible Assets	165,570	164,247	163,032	161,990	162,485	162,237	161,990	302,565	300,986
Tangible Assets	**$ 9,690,746**	**$ 9,672,206**	**$ 9,642,318**	**$ 9,643,023**	**$ 9,787,093**	**$ 9,699,831**	**$ 9,643,023**	**$ 12,681,402**	**$ 12,376,024**

Reconciliation of Non-GAAP Financial Measures (continued)

Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income

	For the Twelve Months Ended				For the Three Months Ended					For the Six Months Ended
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026	6/30/2026
Interest Income	$ 378,247	$ 471,670	$ 522,965	$ 544,540	$ 136,496	$ 138,952	$ 136,892	$ 154,777	$ 172,327	$ 327,104
Fully Taxable Equivalent Adjustment	3,541	3,726	2,432	2,654	675	685	687	985	933	1,918
Fully Taxable Equivalent Interest Income	$ 381,788	$ 475,396	$ 425,397	$ 547,194	$ 137,171	$ 139,637	$ 137,579	$ 155,762	$ 173,260	$ 329,022
Less: Interest Expense	31,188	98,557	124,946	107,229	27,505	27,935	23,966	28,997	33,470	62,467
Fully Taxable Equivalent Net Interest Income	**$ 350,600**	**$ 376,839**	**$ 400,451**	**$ 439,965**	**$ 109,666**	**$ 111,702**	**$ 113,613**	**$ 126,765**	**$ 139,790**	**$ 266,555**

Reconciliation of Pre-Tax, Pre-Provision Net Income

	For the Twelve Months Ended				For the Three Months Ended					For the Six Months Ended
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026	6/30/2026
Net Income	$ 148,351	$ 126,734	$ 151,420	$ 180,073	$ 48,119	$ 47,158	$ 42,639	$ 41,687	$ 58,752	$ 100,439
Plus: Income Taxes	32,108	26,870	33,305	41,250	11,228	10,940	10,036	9,990	14,110	24,100
Plus: Provision for Credit Losses	4,557	2,904	14,543	11,488	2,853	4,030	3,849	2,672	4,575	7,247
Pre-Tax, Pre-Provision Net Income	**$ 185,016**	**$ 156,508**	**$ 199,268**	**$ 232,811**	**$ 62,200**	**$ 62,128**	**$ 56,524**	**$ 54,349**	**$ 77,437**	**$ 131,786**

Calculation of Allowance for Credit Losses / Loans

	As of				As of				
	12/31/2022	12/31/2023	12/31/2024	12/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Allowance for Credit Losses	$ 85,379	$ 83,745	$ 87,966	$ 92,973	$ 89,785	$ 91,758	$ 92,973	$ 108,590	$ 110,686
Loans	7,141,891	7,476,221	7,817,128	8,051,242	7,963,221	7,992,753	8,051,242	9,667,260	9,731,356
Allowance for Credit Losses / Loans	**1.20%**	**1.12%**	**1.13%**	**1.15%**	**1.13%**	**1.15%**	**1.15%**	**1.12%**	**1.14%**

**Tangible book value = Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.*

**Return on Average Tangible Equity = Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.*

**Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate.*

**Net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.*

Reconciliation of Non-GAAP Financial Measures (continued)

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS

(in thousands, except share and per share data)	THREE MONTHS ENDED 6/30/2026	THREE MONTHS ENDED 3/31/2026	SIX MONTHS ENDED 6/30/2026
Net interest income	$ 138,857	$ 125,780	$ 264,637
less purchase accounting accretion	2,147	812	2,959
less interest income on former Vision Bank relationships	-	396	396
Net interest income - adjusted	$ 136,710	$ 124,572	$ 261,282
Provision for credit losses	$ 4,575	$ 2,672	$ 7,247
less recoveries on former Vision Bank relationships	-	(7)	(7)
Provision for credit losses - adjusted	$ 4,575	$ 2,679	$ 7,254
Other income	$ 39,540	$ 33,728	$ 73,268
less gain on sale of debt securities, net	-	1,084	1,084
less impact of strategic initiatives	148	-	148
less Vision related OREO valuation adjustments, net	-	304	304
less other service income related to former Vision Bank relationships	-	(202)	(202)
Other income - adjusted	$ 39,392	$ 32,542	$ 71,934
Other expense	$ 100,960	$ 105,159	$ 206,119
less intangible asset amortization	2,072	1,279	3,351
less merger-related expenses related to First Citizens acquisition	4,118	15,474	19,592
less impact of strategic initiatives	(71)	362	291
less purchase accounting amortization	36	20	56
less direct expenses related to collection of payments on former Vision Bank loan relationships	-	194	194
Other expense - adjusted	$ 94,805	$ 87,830	$ 182,635
Tax effect of adjustments to net income identified above	$ 811	$ 3,135	$ 3,945
Net income - reported	$ 58,752	$ 41,687	$ 100,439
Net income - adjusted	$ 61,801	$ 53,480	$ 115,282
Diluted earnings per common share	$ 3.23	$ 2.39	$ 5.64
Diluted earnings per common share, adjusted	$ 3.40	$ 3.06	$ 6.47
Annualized return on average assets	1.84%	1.43%	1.64%
Annualized return on average assets, adjusted	1.94%	1.83%	1.89%
Annualized return on average tangible assets	1.89%	1.46%	1.68%
Annualized return on average tangible assets, adjusted	1.99%	1.87%	1.93%
Annualized return on average shareholders' equity	13.69%	10.67%	12.25%
Annualized return on average shareholders' equity, adjusted	14.40%	13.68%	14.06%
Annualized return on average tangible equity	16.60%	12.63%	14.69%
Annualized return on average tangible equity, adjusted	17.46%	16.21%	16.86%
Efficiency ratio	56.30%	65.52%	60.65%
Efficiency ratio, adjusted	53.55%	55.55%	54.50%
Annualized net interest margin	4.81%	4.80%	4.80%
Annualized net interest margin, adjusted	4.73%	4.76%	4.74%

Park National Corporation

PARK NATIONAL CORPORATION